UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2020

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-37931	83-2860149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GTYH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

On April 2, 2020, the Board of Directors of GTY Technology Holdings Inc. (the “Company”) established that the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) will be held on Tuesday, June 23, 2020. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2020 Annual Meeting shall be the close of business on Monday, April 27, 2020.

Any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2020 Annual Meeting must deliver a notice of any such nomination or proposal (including any additional information specified in the Company’s bylaws) to the Corporate Secretary at the Company’s principal executive offices on or before the close of business on April 13, 2020. The April 13, 2020 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

To be considered for inclusion in this year’s proxy materials for the 2020 Annual Meeting, stockholder proposals must be submitted in writing by April 13, 2020, which the Company has determined is a reasonable time before the Company plans to first mail its proxy materials for the 2020 Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must also comply with all applicable rules and regulations promulgated by the SEC under the Exchange Act, including Rule 14a-8.

Any stockholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2020 Annual Meeting or director nomination should be sent to GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144, Attention: Chief Operating Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ John Curran
Name: John Curran
Title: Chief Financial Officer

Dated: April 3, 2020